Fair value of financial instruments	6 Months Ended
Jun. 30, 2012
Fair value of financial instruments
Fair value of financial instruments

3. Fair value of financial instruments

        The Company is required to disclose information on all assets and liabilities reported at fair value that enables an assessment of the inputs used in determining the reported fair values. The fair value hierarchy prioritizes valuation inputs based on the observable nature of those inputs. The fair value hierarchy applies only to the valuation inputs used in determining the reported fair value of the investments and is not a measure of the investment credit quality. The hierarchy defines three levels of valuation inputs:

Level 1 inputs	Quoted prices in active markets for identical assets or liabilities
Level 2 inputs	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly
Level 3 inputs	Unobservable inputs that reflect the Company's own assumptions about the assumptions market participants would use in pricing the asset or liability

        Effective January 1, 2012, the Company adopted, on a prospective basis, new accounting guidance, which updates the existing fair value measurement to achieve common fair value measurement and disclosure requirements in U.S. generally accepted accounting principles and International Financial Reporting Standards. This new guidance is generally consistent with the Company's previous fair value measurement policies but includes additional disclosure requirements, particularly for assets and liabilities that require the use of Level 3 inputs to measure fair value. The adoption of this new guidance did not have a material impact on the Company's financial position or results of operations.

        There were no financial instruments recorded at fair value as of June 30, 2012 and December 31, 2011. The carrying amounts of accounts payable and accrued expenses approximate their fair values due to their maturities.